AMENDMENT TO WAIVER

Reference is hereby made to that certain Waiver dated as of October 6, 2023 among Oblong, Inc. (the “Company”) and the investors (the “Investors”) named therein (the “2023 Waiver”). Capitalized terms used but not defined herein shall have the meanings given to them in the 2023 Waiver.

WHEREAS, the Company and the Investors desire to remove certain provisions of the 2023 Waiver; and

WHEREAS, the undersigned Investors constitute the Required Holders under the Transaction Documents.

RESOLVED, the Company and the Required Holders hereby agree to delete Section 2 of the 2023 Waiver in its entirety.

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In Witness Whereof, the undersigned hereby consents to the matters described above, as of the date set forth below.

INVESTORS:

By:  /s/ Ari Rabinowitz

Name: Ari Rabinowitz

Title: Five Narrow Lane

Date: September 13, 2024

By:  /s/ Shaye Hirsch

Name: Shaye Hirsch

Title: Brio Capital

Date: September 13, 2024

By:  /s/ Richard Abbe

Name: Richard Abbe

Title: Iroquois

Date: September 13, 2024

ACKNOWLEDGED BY:

COMPANY:

Oblong, Inc.

By:   /s/ Pete Holst

Name: Pete Holst

Title: CEO

Date: September 13, 2024